                                LSC, INCORPORATED

                            MASTER RESELLER AGREEMENT

This Agreement, effective 31 DECEMBER, 1999 is the successor to the 01 August 1995 Agreement by and between HMK COMPUTER TECHNOLOGIES GMBH, principal partner HERR HELMUT MUHL-KUHNER, ("Master Reseller"), a German corporation with principal office located at AM KRONBERGER, HANG 2, D-65824 SCHWALBACH, GERMANY and LSC, Incorporated ("LSC"), a Minnesota corporation with its principal office located at 1270 Eagan Industrial Road, Suite 160, Eagan, Minnesota, U.S.A., 55121-1231.

1.   DEFINITIONS

     A. "Master Reseller" is an individual/organization selling directly to Sub-distributors, customer End-Users, VARs, and/or Integrators .

     B.   "Products" and "Pricing" are those items listed in Exhibit A.

     C. "Services" are defined as the maintenance, installation and such other professional services to be provided by Master Reseller as specified in Section 5 of this Agreement.

     D.   "Territory" is defined in Exhibit B.

     E. "Product Revenue" are all revenues as specified in Exhibit C paid to LSC by Master Reseller for all products.

     F.   "Revenue Objectives" are defined in Exhibit D.

     G.   "License Agreement" as defined in Exhibit E.

2.   APPOINTMENT AND AUTHORITY OF MASTER RESELLER

     In consideration for payment as set forth in Section 7, and subject to the terms and conditions set forth herein, LSC hereby appoints the above named as LSC's Master Reseller for the Products in the defined Territory. The Master Reseller, by signing this Agreement, hereby accepts such appointment.

     Master Reseller shall have non-exclusive rights to distribute the Products to customer end-users, VARs, or Manufacturer Representatives in the "Territory" as defined in Exhibit B.

     LSC has no plans to appoint other "Master Reseller(s)" in the Territory as long as the Master Reseller appointed hereunder continues to meet the Revenue Objectives specified in Exhibit D.

3.   TERM

     This Agreement shall commence upon the effective date indicated above. Subject to the termination provisions set forth in Section 4 below, the initial term of the Agreement shall continue through 31 DECEMBER 2000.

     Thereafter, this Agreement will be considered to be renewed if neither party notifies the other, in writing, prior to the first business day of October of each calendar year. This agreement shall always be considered an agreement in twelve (12) month increments each regardless of the number of renewals that have taken place.

4.   TERMINATION

     A. TERMINATION Unless sooner terminated as hereinafter provided, this Agreement and, except as otherwise provided, the rights and obligations of the parties shall terminate on the Expiration Date.

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                                       2

     B. EARLY TERMINATION Either party may terminate this Agreement at any time upon written notice if the other party fails to comply with any material term or condition. Except for Master Reseller's breach of the licensing and confidentiality provisions of this Agreement, which shall give LSC the immediate right to terminate, the defaulting party shall have sixty (60) calendar days (ten [10] calendar days in the case of late payment) after written notice to cure any failure and avoid termination.

          Either party may terminate this Agreement in the event of the bankruptcy or liquidation of the other, the assignment of the assets of the other for the benefit of creditors or any other similar event under applicable bankruptcy or insolvency law.

     C. RIGHTS ON TERMINATION In the event of the termination of this Agreement for any reason, Master Reseller and LSC shall have the following rights and obligations:

          (1) The rights and obligations of End Users, as set forth in the sublicenses for the Products, are independent of this Agreement and will survive any termination of this Agreement.

          (2) Termination of this Agreement shall not release either party from the obligation to make payment of all amounts then or thereafter due and payable.

          (3) Master Reseller shall promptly return to LSC all copies in Master Reseller's possession of Products and any Documentation, as well as all price lists and other LSC Confidential Information.

          (4) LSC shall promptly return to Master Reseller all copies in LSC's possession of Master Reseller's Confidential Information.

          (5) In the event of termination of this Agreement by LSC for Master Reseller's breach, LSC may at its option, terminate any Purchase Order(s) for Product(s) not yet shipped.

          (6) All licenses granted to Master Reseller hereunder shall terminate.

          (7) A party's pre-termination obligations shall not be effected by any termination of this Agreement, and those obligations are by their nature continuing, including the obligations of confidentiality as defined in Section 14 of this Agreement.

     D. NO COMPENSATION FOR TERMINATION Upon termination of this Agreement, LSC shall not be liable to Master Reseller for compensation or for damages of any kind, whether on account of the loss by Master Reseller of present or prospective profits on licenses or anticipated licenses, or expenditures, investments or commitments made in connection therewith, or loss of goodwill, or on account of indemnities or severance pay or other concept, or in connection with the establishment, development or maintenance of Master Reseller's business.

5.   MASTER RESELLER'S OBLIGATIONS

     A. Master Reseller agrees to actively and diligently promote the Products within the scope of this Agreement. Nothing in this Agreement, however, shall preclude Master Reseller from selling, in the ordinary course of business, products which may compete with LSC's Products. In this event, Master Reseller shall inform LSC's Vice President of Sales prior to the proposal submission.

     B. Master Reseller shall possess and maintain the following skills and capabilities, which it will apply in furtherance of Product sales hereunder:

     1.   Technical Pre-Sale Support
     2.   Administrative Support
     3.   New Business Development
     4.   Proposal Preparation
     5.   Demonstration and End-User/VAR/Integrator Training

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                                       3

     6.   Program Management/Implementation
     7.   Pricing and Competitive Analysis
     8.   Post Award Marketing

     The parties agree to cooperate in good faith to determine the appropriate scope of these responsibilities. Failure by the parties to agree in this regard shall be grounds for termination of this Agreement without further liability to either party.

C. Master Reseller's shall be responsible for supporting Master Reseller's sub-distributors, customer End-User, VAR, and/or Integrator to whom the Products are sold, including the provision of installation, Product maintenance, and professional services.

D. Master Reseller Authorized Service Provider(s) shall accept all customer service requests and conduct all communications with the sub-distributors, customer End-User, VAR, and/or Integrator which may be reasonably requested to fulfill their service needs. Master Reseller Authorized Service Provider(s) shall notify LSC immediately of any unresolved technical problems.

E. Master Reseller shall not make any false or misleading statements, claims or representations, or omit or fail, to make any statement, claim or representation where such omissions would be misleading with respect to LSC or the Product(s). Master Reseller shall conduct its business in a manner reflecting favorably upon LSC's valuable reputation.

F. Master Reseller shall make payment to LSC as set forth in Section 9 of this Agreement.

6.   LSC'S OBLIGATIONS

     A. LSC shall sell the Product(s) to Master Reseller to fulfill the Master Reseller's requirements under the pricing structure set forth in
          Section 7. A minimum number of demonstration units, as defined in Exhibit A, shall be provided at no charge to Master Reseller for internal use.

     B.   LSC shall provide the following additional support to Master Reseller:

          1.   Advertising/Trade Show Support
          2.   Marketing Collateral
          3.   Technical Documentation
          4.   Integration Support
          5.   Train the Reseller Trainers
          6.   Competitive Data
          7.   Technical Product Updates
          8. User Documentation and Product Media for distribution to Sub-distributors, customer End-User, VAR, and/or Integrator within the Territory

     C. LSC shall ship Products as set forth in Section 10 of this Agreement. The parties agree to cooperate in good faith to determine the appropriate scope of these responsibilities. Failure by the parties to agree in this regard shall be grounds for termination of this Agreement without further liability to either party.

7.   PRICES

     The prices for Products purchased, leased or licensed by Master Reseller pursuant to this Agreement shall be the then-current prices for Products to be sold or licensed in the Territory, less the discount determined as set forth in Exhibit A. The prices as of the Effective Date have been provided to the Master Reseller. All prices are in U. S. dollars. Except as set forth in the ___________ price list, such prices are Product prices only and do not include any additional charges such as delivery, import cost or insurance charges, which shall be borne by the Master Reseller. LSC may change its prices by giving at least ninety (90) calendar days prior written notice to Master Reseller. Specific quotations to Master Reseller by LSC expressly made for periods as specified in the quote shall, during any quotation period, take precedence over an amended price list. Prices for any particular order not subject to a specific quotation are those in effect on the day the order is received by LSC.

     [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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                                       4

     Other pricing, as may be necessary, will be subsequently and mutually agreed to and set forth in a modification to Exhibit A of this Agreement, and signed by both parties.

     The prices at which Master Reseller sublicenses the Products to sub-distributors, customer End-User, VAR, and/or Integrator shall be determined by Master Reseller at its sole discretion.

     All prices are exclusive of import duties and costs, and federal, state and local excise, sales, use and other taxes now or hereafter levied or imposed on the Products, delivery, installation, ownership, possession, operation or use, or on this Agreement, or any activities hereunder. Except for LSC's corporate franchise taxes and taxes on LSC's net income or net worth, Master Reseller shall be liable for and pay all such duties, costs, taxes and other levies, or in lieu of any required payment, Master Reseller may provide LSC a tax or other levy exemption certificate acceptable to the applicable taxing authority.

8.   ORDERING

     Master Reseller shall issue written purchase orders which shall specify the Products, quantity, applicable price and discount, request shipping date, delivery location in the Territory and invoice point and all other information required by LSC to properly generate and export the Product(s). Purchase orders shall be addressed to either Point of Contact specified in Exhibit F of this Agreement. LSC shall respond within five (5) working days after the receipt of a purchase order, indicating the anticipated shipping date. All purchase orders shall reference this Agreement and are subject to acceptance by LSC at its offices in Eagan Minnesota. LSC may refuse to accept any purchase order, and shall not be obligated to accept any different or additional terms and conditions of any purchase order of Master Reseller or any other instruments, it being understood that any purchase order issued by Master Reseller shall be for Master Reseller's convenience only, and any new or different terms set forth in such purchase order shall be deemed deleted and shall not apply to the transactions between the Master Reseller and LSC. LSC may refuse to accept an order if Master Reseller has not provided assurances satisfactory to LSC that it will receive payment for the Products shipped (for example, an acceptable letter of credit or prepayment).

     All orders issued by Master Reseller shall be addressed to:

         LSC, Incorporated
         1270 Eagan Industrial Road
         Suite 160
         Eagan, Minnesota  55121-1231

9.   PAYMENT

     For each order of Product(s), LSC reserves the right to require and irrevocable, transferable, documentary letter of credit payable to LSC in
     U. S. dollars for the purchase price, transportation and insurance, to be issued by a first class bank satisfactory to LSC, prior to acceptance of a Reseller valid purchase order for Product(s) by LSC. Any delay in providing such document(s) may subsequent delay the delivery and shipment of the Product(s).

     If a letter of credit is not required by LSC, then LSC shall issue an invoice, or invoices, to Master Reseller for the price, and all delivery and insurance charges, with payment due within thirty (30) calendar days of the date of the invoice(s) in U.S. dollars. Invoices shall be issued upon acceptance of the Master Reseller valid purchase order.


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                                       5

10.  SHIPMENT

     LSC shall deliver Product media and User documentation for inventory by Master Reseller. This inventory will provide the Master Reseller the material required to distribute Product media and documentation to prospective and permanent End Users.

     In the event an inventory is not available, LSC shall ship on the shipment date confirmed in LSC's acceptance of Master Reseller purchase order. Shipment will be made to Master Reseller's or the End User's location in the Territory as stated in the accepted purchase order. LSC shall inform Master Reseller as soon as possible of any confirmed or anticipated delay beyond the reasonable control of LSC. LSC shall not be obligated to ship Product(s) to any point outside the Territory.

     Master Reseller shall be solely responsible, at its own expense, for obtaining all necessary import permits and certificates and for payment of any and all taxes and duties imposed upon the delivery of Product(s). LSC shall be responsible for obtaining all necessary United States export licenses, permits and certificates. Master Reseller shall provide all requested information in connection with such export licenses, permits and certificates.

11.  SOFTWARE LICENSE AND LICENSE KEY

     Master Reseller shall ensure that all software products provided to end user(s) are covered by a software license with terms and conditions defined in the LSC software license document(s) provided in Exhibit E.

     LSC may change its form of license for Software Product(s), and upon written notice to Master Reseller of any such changes, Master Reseller shall revise its software license agreements used after receipt of such notice in licensing Software Products to End-Users, to incorporate such changes. Any such Master Reseller license agreement shall first be approved by LSC.

     Title to, and all copyright, patent and trade secret rights in, the Software Product(s) are and shall remain in LSC or its suppliers, and no such title or right is transferred to Master Reseller or any End- User, VAR, and/or Integrator.

     Operation of the software product(s) requires a license key. Generation of the License Key(s) is the responsibility of LSC. The License Key(s) requires the information defined in the most current release of LSC Software License Agreements set forth in Exhibit E.

     Licenses that are purchased by the Master Reseller and are subsequently not deployed may be placed in a license inventory. The inventory will be in U.S. dollars and will reflect the then current U.S. List Price for the particular license less the Master Reseller's discount. This inventory may then be used to fulfill future orders received by the Master Reseller. Inventory control and reconcilation will be mutually agreed upon by LSC and HMK.

     Notwithstanding any termination of this Agreement, Master Reseller's obligations set forth in this Section and in the Software Product License Agreements set forth in Exhibit E shall survive.

12.  COMPLIANCE WITH LAW AND REGULATION

     LSC and Master Reseller agree to comply with all Federal, State, Country and local laws. LSC agrees to inform Master Reseller of any violation, or possible violation, regarding any applicable Federal regulations.

     Master Reseller shall, in performing its obligations under this Agreement, comply with all applicable and existing land future laws, regulations, and acts and with the highest ethical standards of business conduct. Further, Master Reseller shall take no action on behalf of LSC which would cause LSC to be in violation of applicable law. Specifically, Master Reseller agrees not to make , direct or indirectly, any offer, payment, promise of payment or authorization of the payment of any money, gift or other thing of value to any person who is an official, agent, employee or representative of any

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                                       6

     government or any ministry, agency, office, department or other instrumentality thereof that is a customer of LSC or Master Reseller, or of any private customer, or any political party, or to any other person while knowing or having reason to believe that all or any portion of such money, gift or thing of value would or will be offered, given or promised, directly or indirectly, to any such official, agent, employee, representative, or private customer.

13.  LIABILITY

     A. The parties' sole and exclusive remedies for damages from any cause related to or arising out of this Agreement whether based on negligence, breach of contract, warranty or other legal theory, will be those provided in this Agreement.

     B. NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY LOSS OF PROFITS, LOSS OF REVENUES, LOSS OF GOOD WILL OR LOSS OF LIFE ARISING OUT OF, RESULTING FROM, OR IN ANY WAY CONNECTED WITH THE PERFORMANCE OR BREACH OF THIS AGREEMENT, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.  PATENT, COPYRIGHT AND TRADEMARK INDEMNITY

     LSC shall defend, indemnify and hold Master Reseller harmless from and against any and all claims, demands, suits or proceedings made or brought against Master Reseller and any and all liabilities, judgments, losses, damages, costs or expenses including, without limitation, attorneys' fees, incurred or suffered by or imposed upon Master Reseller, relating to any infringement of any patent, copyright, or trade secret obligation of LSC by the Products.

15.  TRADEMARKS AND TRADENAMES

     During the term of this Agreement, Master Reseller shall have the right to indicate to the public that it is an Authorized Master Reseller of the Products in the Territory and to advertise within the Territory such Products under LSC's Trademarks. The Master Reseller may use the name "LSC Europe" and the LSC Logo for as long as this agreement is in effect.

16.  CONFIDENTIAL AND PROPRIETARY INFORMATION

     A. The parties hereto covenant and agree that for the term of this Agreement and three (3) years thereafter, they will not directly or indirectly use, disseminate, disclose or publish any information proprietary or confidential to the other which was disclosed by one party to the other during the performance of this Agreement.

     B. Receiving party shall not be responsible for disclosure of the Confidential and Proprietary Information if the same:

          1. is contained in a printed publication generally available to the public without restriction; or

          2. becomes publicly known without breach of this Agreement or through no wrongful act of the receiving party; or

          3. is approved in writing for disclosure without restriction by a duly authorized officer of the disclosing party; or

          4. is already known to receiving party or which is independently developed by receiving party without the use of Confidential or Proprietary Information.

     C. Upon achieving the purpose(s) intended, or by the expiration date of the term of this Agreement, whichever is earlier, the receiving party shall destroy or return all copies of the Confidential and Proprietary Information to the disclosing party. If the Confidential and Proprietary Information is destroyed, the receiving party shall provide the disclosing party with a certification of destruction.

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                                       7

          Notwithstanding any other provision to the contrary, when the disclosing party's interests in the Confidential and Proprietary Information are in jeopardy, the disclosing party shall notify the receiving party of such circumstance and the receiving party shall immediately return the Confidential and Proprietary Information including any copies thereof. Notwithstanding the foregoing, the receiving party can retain copies of the Confidential and Proprietary Information for as long as it is reasonably necessary to meet any obligation it has to disclose such information to the Government, its suppliers, or its creditors.

17.  COUNTRY, FEDERAL, STATE AND LOCAL TAXES

     All charges are exclusive of country, federal, state and local excise, sales, use or other taxes now or hereafter levied or imposed on the Product(s), their shipment, delivery installation, ownership, possession, operation or use. Except for LSC's corporate franchise taxes and taxes on LSC net income or net worth, Master Reseller shall be liable for and pay all such taxes and other levies, or in lieu thereof, Master Reseller may provide LSC a tax or other levy exemption certificate acceptable to the applicable taxing authority. Master Reseller agrees to pay LSC amounts equal to such taxes and duties or provide sufficient evidence to sustain an exemption or exclusion.

18.  NON-REIMBURSEMENT OF EXPENSES

     Each party will bear all costs and expenses incurred by it arising out of its obligations and efforts under this Agreement. Neither party shall have any right to any reimbursement of costs or expenses from the other, except for the payments specifically set forth in Section 7.

19.  WARRANTIES AND DISCLAIMERS

     A LSC PRODUCT WARRANTY: LSC represents and warrants that the Products provided to Master Reseller by LSC will conform to the Product specifications for a period of ninety (90) days from the date of delivery to the end-user.

     B. DISCLAIMER: The warranties set forth in this Agreement are the only warranties provided by LSC with respect to the Products. LSC disclaims any other warranty of condition, express or implied, including without limitation any warranty of merchantability or fitness for a particular purpose.

20.  PRODUCT CHANGES

     LSC reserves the right, without prior approval or notice to the Master Reseller, to make changes to the Products which do not materially adversely affect overall Product performance.

21.  LICENSE ENFORCEMENT

     Master Reseller agrees to use its best effort to enforce the terms of the License Agreement(s) for the Software Product(s) with end user, and shall give LSC notice of any breaches of such License Agreement by the end user(s). Master Reseller agrees that LSC and its suppliers shall have the right to enforce the terms and conditions of the License granted and shall provide for such right in each License.

22.  COMMUNICATIONS

     Parties will establish and maintain, each at its own expense, permanent and defined like communications path(s), and named Point(s) of Contact within each parties organization, for the purpose of official information conveyance, as defined in Exhibit F of this Agreement. Notification of any change in the path(s), once agreed upon and established, will be by methods defined in section 23.D of this Agreement.


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                                       8

23.  GENERAL

     A.   Independent Contractors

          The relationship of the parties under this Agreement is one of independent contractors. Neither party is a partner, agent, employee or legal representative of the other. Neither party is authorized to enter into or execute any contract or other commitment, make any warranties, express or implied, on behalf of, or otherwise bind or obligate the other in any manner whatsoever, except in accordance with the provisions set forth herein. The parties shall indemnify and hold each other harmless from and against any costs or damages arising out of breach of the provisions of this Section.

     B.   No Assignment

          The rights and obligations of the parties under this Agreement are personal and cannot be assigned, delegated, or in any manner transferred without the prior written consent of the other party. Any attempted assignment, delegation or other transfer of this Agreement by either party without such consent shall be void.

     C.   Governing Law

          This Agreement and all disputes arising hereunder shall be governed by the laws of the State of Minnesota.

     D.   Notices

          Any notice or report pursuant to this Agreement shall be in English and shall be deemed given if delivered personally or sent by registered air mail, postage paid, addressed to the other party at the address setforth below or at such address as designated by the other party by written notice, or by confirmed telex, facsimile or E-mail:

          For Master Reseller:                For LSC, Inc.

          HMK COMPUTER TECHNOLOGIES GMBH      LSC, Inc.
          at AM KRONBERGER, HANG 2,           1270 Eagan Industrial Road
          D-65824 SCHWALBACH,                 Suite 160
          GERMANY                             Eagan, MN  55121-1231
          PHONE: 49-6196-533-177              Phone:  (651) 554-1500
          FAX:  49-6196-533-199               Fax:  (651) 554-1540

          Attention: HERR HELMUT MUHL-KUHNER  Attention: Elizabeth Brandt
          Title:   PRESIDENT                             Chief Financial Officer

     E.   Force Majeure

          Neither party shall be liable for any failure to fulfill its obligations hereunder when due to causes beyond its reasonable control including, but not limited to, acts of God, act of civil or military authority, labor disputes, fire, riots, civil commotion, sabotage, war, embargo, blockage, floods, epidemics, power shortages,inability to secure raw materials, acts or omissions by the carrier(s) or when due to government restrictions.

     F.   Captions

          Headings and section captions are provided for convenience and reference only and shall not have any operative effect with respect to any interpretation or construction of this Agreement.


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                                       9

     G.   Waiver

          Failure by either party to insist on strict performance or to exercise a right when entitled does not prevent that party from doing so at a later time, either in relation to that default or to any subsequent one.

     H.   Severability

          If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were not included and shall be enforceable in accordance with its terms.

     I.   Publicity

          Any publicity, advertising, or news releases to be issued by either party relative to the subject matter hereof shall be approved in writing by the other party prior to the release.

     J.   Language

          If this Agreement is translated into any language other then English, the English version shall prevail in any dispute.

     K.   Entire Agreement

          This Agreement, including all Attachments hereto, contain the entire understanding and agreement of the parties with respect to the matters contained herein, and supersede any prior oral or written agreements relating to the subject matter hereof. This Agreement may be modified only in writing, signed by an authorized representative of both parties.

24. [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first written above.

For MASTER RESELLER                          For LSC, INC.

By: /s/ Helmut Muehl-Kuehner                 By: /s/ Elizabeth Brandt
   --------------------------------------       -------------------------------
         Helmut Muehl-Kuehner                        ELIZABETH BRANDT
                PRESIDENT                          CHIEF FINANCIAL OFFICER

Dated:                                       Dated:


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                                       10

                                    EXHIBIT A

LSC, Incorporated Product Description

DEMONSTRATION/EVALUATION/TEST PRODUCTS

     TEMPORARY LICENSE

     A total of two (2) long term Temporary license for the above Products will be provided to the Master Reseller, at no charge, for purposes of internal use. Long term temporary licenses for the Master Reseller's
     Sub-Distributor's, VAR's, and Reseller's will be generated and issued upon approval and authorization of the Master Reseller.

     Temporary licenses required for use by the Master Reseller's
     Sub-Distributors, VAR's, Reseller's and clients for the purpose of tests and evaluations of the Product(s) in preparation for sale will be generated and issued as requested by the Master Reseller.


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                                       11

                                    EXHIBIT B

                                    TERRITORY

Graphical area known as:

         EUROPE, AFRICA, AND THE NEAR EAST,     (also known as "EMEA")


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                                       12

                                    EXHIBIT C

                                     PRICING

SOFTWARE

Storage and Archive Manager File System (SAM-FS)              ____% off List

SOFTWARE MAINTENANCE

As described in Exhibit A                                     ____% off List

SERVICES

As described in Exhibit A                                     ____% off List

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

WARRANTY

Six (6) Month Warranty demands by clients will require all Annual Maintenance prices for those clients to be derived from the then-current International Price List for the applicable Annual Maintenance rather than the then-current U.S. Price List the Master Reseller will use for three (3) month warranty requirements by clients.

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                                       13

                                    EXHIBIT D

                      This Exhibit intentionally left balnk


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                                       14

                                    EXHIBIT E

                           LSC, INC. SOFTWARE LICENSE

[LOGO]    LSC, INCORPORATED             SOFTWARE LICENSE

Customer agrees to License from LSC, Incorporated and LSC agrees to license to Customer the Software described below on the terms and conditions set forth on page 2 of 2 of this License.

--------------------------------------------------------------------------------
    Sales    P.O. Number   Date Shipped   Shipped Via   F.O.B. Point  Terms
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Quantity                   Description                Unit           Amount
                                                     Price
--------------------------------------------------------------------------------


          Include:
               Processor "Host" ID:______________
               Number of "Slots":_______________
               Solaries Rev / Lvl:_____________
               LSC SAM-FS Rev/Lvl:______________
--------------------------------------------------------------------------------
                                                  Sales Tax
                                                            --------------------
                                        Shipping & Handling
                                                            --------------------
                                                  Total Due
                                                            --------------------

--------------------------------------------------------------------------------

----------------------------------      ----------------------------------------
INVOICE TO:                             SHIP TO:

----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------

--------------------------------------------------------------------------------

Terms and Conditions: LSC, Inc. Terms and Conditions (Software License) Rev. LCF0011, Apply

--------------------------------------------------------------------------------

----------------------------------      ----------------------------------------
    Customer:                           LSC, Inc.
             ---------------------
   By:                                     By:
      ----------------------------            ----------------------------
 Name:                                   Name:
      ----------------------------            ----------------------------
Title:                                  Title:
      ----------------------------            ----------------------------
 Date:                                   Date:
      ----------------------------            ----------------------------

--------------------------------------------------------------------------------

                           LSC, Inc. Software License

                          GENERAL TERMS AND CONDITIONS

     1. LICENSE AND USE: LSC, Inc. ("LSC") and Customer agree these terms and conditions apply to the licensing of LSC Software ("Software") as described on a software license form or other documents to which these terms and conditions are attached. All licenses must incorporate these Terms and Conditions, and all pre-printed clauses on Customer's order forms are deemed deleted. All licenses are valid only upon acceptance by LSC.

     LSC hereby grants a single, non-transferable and non-exclusive license to use the Software in binary format. The Software is licensed solely for Customer's internal use, including the provision of data processing service to others in the normal course of Customer's business. No rights to sublicense or distribute the Software are granted. All rights not specifically granted to Customer by this license shall remain in LSC. LSC may include features in the Software which restrict unlicensed use or use of the Software or related data after license expiration.

     The Software may be used by Customer only on the equipment (by host identification number) for which it is ordered, but Customer may temporarily use the Software on other equipment made by the same manufacture while the original equipment is not operative due to its malfunction. Customer may copy the Software for backup, archiving, or security, provided that each copy includes all of the copyright or proprietary notices of the original. Customer shall not modify, clone, disassemble, decompile, decrypt or otherwise reverse engineer any part of the Software or adapt any part of the Software as its own.

     The license granted herein does not include provision of maintenance service or software updates; however, any service or other updates or modifications to the Software which are provided to Customer under any maintenance or service agreement or otherwise shall be deemed to become part of the Software and shall be subject to the terms and conditions of the license.

     2. NON-DISCLOSURE: Customer acknowledges that the Software is proprietary and shall remain the property of LSC or its suppliers. Customers will not disclose or make available to any third party any Software or related information, in any form, except its employees and users for purposes specifically related to Customer's use of the Software in accordance with this license. Customer shall take appropriate action by instruction or signed agreements with such employees and users to satisfy Customer's obligations. Customer shall maintain records of the location of each original and copy of Software and the host identification of the equipment on which it is used and shall provide such information to LSC on reasonable notice. The foregoing confidentially provisions apply to all Software delivered by LSC and shall survive any termination or cancellation of any license.

     Customer and LSC may exchange other business or technical information (other than Software). If such information is identified at the time as proprietary, the receiving party will guard its confidentiality as well as that party guards the confidentiality of its own proprietary information, but at least using reasonable care. The obligation will continue for five
     (5)

     years after receiving the information. The obligation of confidentiality with respect to Software shall be ongoing and shall not terminate after five (5) years.

     3. PATENTS AND COPYRIGHTS: Parts of the Software may have been patented or copyrighted by LSC or its third party provider. Patents or copyrights notices have been included in the Software for protective purposes, and such notices shall not be construed as causing publication of the Software.

     4. THIRD PARTY RIGHTS AND LICENSES: Some Software may be owned in whole or in part by third parties. The provisions protecting Software and limiting liabilities herein also apply for the benefit of such third parties.

     5. GOVERNMENT USE: If customer is licensing Software on behalf of any part of the U.S. Government, in addition to the terms contained herein, the Government rights and obligations will be as defined in DFARS 252.226-7013
     (c) (i) (ii), or FAR 52.226-19 (c) (2), or NASA FAR 1852.227-86 (d), as
     applicable for the agency involved and including any successor regulations.

     6. WARRANTY DISCLAIMER: With respect to Software which is licensed other than for evaluation, LSC warrants that for a period of ninety (90) days from the date of shipment by LSC to Customer, the Software will conform in all material respects to the specifications in LSC's published user documentation. If the Software does not meet this requirement, and Customer notifies LSC within the ninety (90) day period, LSC will, at its option, repair or replace the affected Software. This warranty excludes problems caused by acts of Customers or causes external to the Software. Customer is responsible for the selection of Software to achieve its intended results, use of Software, and results obtained therefrom.

     With respect to Software licensed for evaluation or on a temporary basis, the Software is provided "AS IS WITHOUT WARRANTY".

     THE ABOVE WARRANTIES ARE LSC'S ONLY WARRANTIES AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED., INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND THE WARRANTY OF NONINFRINGEMENT, WHICH WARRANTIES ARE SPECIFICALLY DISCLAIMED AND EXCLUDED. IN ANY EVENT, LSC'S MAXIMUM LIABILITY UNDER ANY LICENSE TO ANY CUSTOMER SHALL NOT EXCEED THE GREATER OF THE TOTAL AMOUNT PAID BY CUSTOMER FOR THE APPLICABLE SOFTWARE OR $5,000. LSC WILL NOT BE LIABLE IN ANY EVENT FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING OUT OF OR IN CONNECTION WITH ANY LICENSE OR THE PERFORMANCE OR USE OF THE SOFTWARE

     7. TITLE: Title to Software remains in LSC or its suppliers. Customer acquires no rights other than those expressly granted in the license.

     8. CHANGES: Customer agrees to pay the price(s) shown on licenses to which these terms and conditions are attached. In addition, Customer shall pay (or reimburse LSC for paying) all taxes (except franchise or income taxes) based on or measured by the charges set forth in any license, or based on the Software or its use.

     9. INVOICES; PAYMENT: Invoices for Software licenses will be issued upon shipment of the Software. Invoices will be delivered promptly to Customer. Payment is due thirty (30) days after the date of the invoice. Payment is considered made when good funds are received in the account specified on the invoice. A delayed payment charge of one-half of one percent (0.5%) of the invoice amount will be paid by the Customer for each fifteen (15) day period (or part thereof) of delay in payment beyond the payment due date.

     10. EXPORT: Customer will not export or re-export, directly or indirectly, any Software or technical data without first complying with all applicable government export requirements.

     11. INFRINGEMENT: LSC will indemnify Customer as to any claim that any LSC trademark infringes any US trademark or that the Software or any part thereto infringes any US patent or copyright; provided that the Customer gives LSC prompt notice of the claim, permits LSC to control the defense or settlement thereof and cooperates fully with LSC's defense or settlement. In the defense or settlement of any claim, LSC may, at its expense and option, procure for the Customer the right to continue using the Software; replace or modify the Software so it is non-infringing; or if neither of these is commercially reasonable, accept return of the affected Software and grant the Customer a credit equal to any license charge paid, less reasonable depreciation based on a three year schedule. LSC will not be liable to Customer for any claim that is based upon use of the Software in modified form or in combination with other software or in connection with equipment not approved by LSC, or in a manner for which the Software was not designed.

     12. TERMINATION: Any Software license may be terminated by either party upon the other party's failure to perform any of its material obligations, provided that a reasonable cure period has been allowed. The license of any Software shall terminate upon de-installation of the equipment for which it is licensed. Evaluation or temporary licenses shall terminate on the dates specified in the license to which these General Terms and Conditions are attached.

     Upon termination of any license, customer shall promptly return to LSC all copies of Software, or certify in writing to LSC that all copies have been destroyed.

     13. GENERAL: All licenses are governed by the laws of the State of Minnesota. Any action must be filed within two (2) years after the cause of such action arises. Customer may not assign its rights under any license without the prior written consent of LSC. The license, including these General Terms and Conditions, constitutes the entire agreement of the parties, supersede any prior understanding relating to the subject matter, and may be amended or supplemented only in a written agreement signed by LSC and Customer.

                                    EXHIBIT F

                                 Communications

     LSC                                         Reseller

For information regarding this Agreement:

   Point(s) of Contact                      Point(s) of Contact

     Elizabeth (Beth) Brandt
     Business Telephone: (651) 554-1507     Business Telephone: 011-49-6196-533-177
                              or
                         (651) 554-1500
     Facsimile:          (651) 554-1540     Facsimile:  011-49-6196-533-199
     E-mail:             beth@lsci.com      E-mail:  helmut@hmk.de

     Harold (Hud) Hudson                    Miriam Hirschland
     Business Telephone:    (651) 554-1509  Business Telephone:  011-49-6196-533-177
                            or
                         (651) 554-1500
     Facsimile:          (651) 554-1540     Facsimile:  011-49-6196-533-199
     E-mail:             hud@lsci.com       E-mail:  miriam@hmk.de


[LOGO]


LICENSING & ORDERING INFORMATION


1.   TERMS & CONDITIONS

     LSC software is licensed only through Authorized LSC resellers. Please read the licensing and order information before ordering any products or support services. If you have questions about pricing contact your Channel Manager or LSC marketing department at 612-833-1100.

     Software Licenses are required for each (Host ID). The cost of the license will vary depending on the library slot configuration and the storage technology type. Stand-alone drive support is available with a minumum software license purchase of _____, unless otherwise indicated. Configuration #1 represents a BASIC SOFTWARE LICENSE CONFIGURATION. [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          #1.  BASIC SOFTWARE LICENSE CONFIGURATION

          The price list is organized by media technology. In the example below, refer to the section on DLT libraries (D-SAM-X) to determine the software licence list price for a single host ID and automation device by slot count. A Library Compatability and Cross Reference Guide is included with the current price list. This document is available on our partner web site.

          DIAGRAM:  BASIC SOFTWARE LICENSE CONFIGURATION #1.

     The Software License price includes a ninty (90) day warranty. LSC warrants for a period of (90) ninty days from the date of invoice and shipment, the Software will conform in all material respects to the specification in our published documentation. This includes, bugfixes and defective media (CD-ROMs). This DOES NOT include new software releases issued during the warranty period. New software releases are only available to users with a current software maintenance contract.

     Annual Software Maintenance purchased with the software license receive maintenance services during the ninty (90) day warranty period and for twelve months thereafter. (SOFTWARE MAINTENANCE ORDERED AFTER THE WARRANTY EXPIRATION DATE WILL BE REQUIRED TO PAY AN ADDITIONAL ___ FOR MAINTENANCE, PLUS A RETROACTIVE AMOUNT FOR THE LAPSE IN SUPPORT BETWEEN WARRANTY EXPIRATION AND MAINTENANCE ORDER DATE, OR THE COST OF A NEW SOFTWARE LICENSE, WHICHEVER IS LEAST EXPENSIVE.) [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     A temporary license can be issued to users for software evaluation and can be obtained through LSC channel managers. Temporary license requests received via LSC's partner web site can be activated without delay. Please take advantage of this convenient on-line ordering system.

     Prices are valid through December 31, ____. Prices are subject to change without notice. [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

2.   DEFINITIONS

     ADDITIONAL LICENSE

     An additional software license is required when more than one library is attached to the same (Host ID), when a library supports more than one type of media, or when mutliple Hosts are attached to a single library. The following illustrations define the possible configurations of the server(s) and library(s) that require an additional software license. If the cost to license the additional library is greater than the first license issued, the cost of the additional license will be amended to reflect the highest license price, __________ the lower cost license. Use the server/library configurations below to determine the correct license price. [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



          #2. ADDITIONAL-LICENSE CONFIGURATION
          An ADDITIONAL-LICENSE (AL-__-SAM-X) is required when more than one library is attached to the same (Host ID). If the cost to license the additional library is greater than the first license issued, the cost of the additional license will be amended to reflect the highest license price, __________ the lower cost license. (In this example below, the license required is based on the addition of a simular library/media type added to the configuration. The software licence will be _______ by ____ of the list price. The cost to license an additional DLT library with 100 slots to original configuration is _______.)
          [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A
          REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



          DIAGRAM:   ADDITIONAL-LICENSE CONFIGURATION #2

          #2A.  ADDITIONAL-LICENSE MIXED LIBRARY/MEDIA CONFIGURATION
          An ADDITIONAL-LICENSE (AL-__-SAM-X) is required when a second library of different media type is added and supported by the same Host ID. If the cost to license the additional library is greater than the first license issued, the cost of the additional license will be amended to reflect the highest license price, discounting the lower cost license.


          (In the example below, a second license is required for the addition of a 200 slot DFT library to the original configuration. The cost to license a DFT library (______) is greater than the cost to license the original DLT library (_______), therefore the second license would reflect a _______ of the lower cost license or (_______) which would be credited against the higher cost license. The second license cost is ________.) [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



          DIAGRAM:  ADDITIONAL-LICENSE, MIXED LIBRARY/MEDIA CONFIGURATION  #2A.

          #3.  DUAL-LICENSE SAME LIBRARY/MEDIA CONFIGURATION (DL-__-SAM-X)
          A DUAL-LICENSE (DL-__-SAM-X) is required when a second server and a simular or different library/media type is added to a LAN configuration. The additional software is license at _____ the list price indicated. [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



          DIAGRAM:  DUAL LICENSE SIMULAR LIBRARY/MEDIA CONFIGURATION #3

          #3A.  DUAL-LICENSE single library/mixed media type configuration
          A DUAL-LICENSE (DL-__-SAM-X) is required when multiple Host IDs support mixed media within a single library. The additional software required is licensed at _____ the list price indicated for the media type. [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



          DIAGRAM:  DUAL-LICENSE SINGLE LIBRARY/MIXED MEDIA CONFIGURATION #3A.

     FAIL-OVER SERVER MAINTENANCE OPTION

          Refers to the software maintenance agreement required to support the addition of a FAIL-OVER server to the LAN.

          #4.  FAIL-OVER Server Maintenance Option
          A FAIL-OVER maintenance agreement and temporary license (FO-__SAM-X) is required when the addition of a FAIL-OVER server is added to the LAN. Refer to Software Maintenance price list for cost.



          DIAGRAM:  FAIL-OVER  MAINTENANCE OPTION. CONFIGURATION  #4

     REMOTE LICENSE

     A REMOTE license is required for licensed SAM-FS users that require remote server access to the centralized server and attached libraries.

          #5.  REMOTE Server License
          A REMOTE server license (SAM-R1) is required when a REMOTE server is added to the LAN. The example below illustrates a basic REMOTE server configuration where a remote server is attached to a centralized server directly attached to the storage device. The cost to license a basic REMOTE server configuration is _______. [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



          DIAGRAM:  REMOTE SERVER LICENSE. CONFIGURATION  #5

          #5A.  Additional REMOTE Server License
          An additional REMOTE server license (AL-SAM-R) is required when additional REMOTE servers are added to the basic REMOTE server configuration on the LAN. The purchase of a REMOTE server license of _______ and an additional REMOTE server license of _______ is required. [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



          DIAGRAM:  REMOTE SERVER LICENSE. CONFIGURATION  #5A

     SITE LICENSE

          Refers to the software license required for registering multiple (three or more) Host IDs, libraries, and slots for an entire storage configuration for defined site location at the same time. Contact your channel manager to determine license cost.


     SLOT UPGRADE LICENSE

          The license required when additional slots in the same library on a single Host ID are required.

          #4.  MEDIA SLOT-UPGRADE LICENSE CONFIGURATION (SU-__-SAM-X)
          A media SLOT-UPGRADE license is required when additional media slots in the same library are licensed. The cost for the new license is the difference in price between the slots currently licensed and the total number of slots to be licensed, ____. (The example below illustrates ___ slots are currently licensed, an additional ___ slots are added. Using the formula (__________________________), the cost difference between a ___ slot license (a) or the total number of slots to be licensed and the original license of ___ slots (b) is ________. ______________________________. The license for the additional slots is __________.) [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



          DIAGRAM:  MEDIA SLOT-UPGRADE CONFIGURATION #4

     SOFTWARE INSTALLATION

     Refers to the Software Installation Services made available to new users of SAM-FS with a signed Maintenance Agreement.

     SOFTWARE LICENSE

     License to use the software in binary format. License does not include any maintenance service or software updates.

     SOFTWARE MAINTENANCE

     Refer to the SOFTWARE MAINTENANCE AGREEMENT for specific terms and conditions. Software Maintenance is payable annually, in advance.

     Annual Software Maintenance purchased with the software license will receive maintenance services during the ninty (90) day warranty period and for twelve months thereafter. The ninty (90) day warranty DOES NOT include new software releases issued during the warranty period.

     The following Annual Maintenance options are currently available.

          STANDARD MAINTENANCE - 5X8    9:00 A.M. - 6:00 P.M., Monday through
                                        Friday

          MAINTENANCE-PLUS - 5X24  Twenty-four hours per day, five days a week

          PREMIUM MAINTENANCE - 7x24    Twenty-four hours per day, seven days a
                                        week


          FAIL-OVER MAINTENANCE         A FAIL-OVER SERVER Maintenance Agreement
                                        can be purchased to support the addition of a FAIL-OVER server to the LAN. A temporary software license (FO-__SAM-X) will be issued for 12 months to support the FAIL-OVER device.

     SOFTWARE TRAINING & CONSULTING

     Refers to the Software Training and Consulting servcies made available to SAM-FS users with a current Software License and Maintenance Agreement. Training classes are routinely conducted at LSC headquarters and on-site training can be coordinated at customer sites worldwide. To obtain a current class schedule, or coordinate on-site training contact LSC support at 800-650-2337.


     SOFTWARE UPGRADE MAJOR RELEASE

     SAM-FS users with a current Maintenance Agreement can upgrade from a minor release to a major release. The cost to upgrade will be determined based on the key market factors and development costs.

                                 RELEASE 3.X.X

SAM-FS FOR AIT

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
AIT-SAM-12          12
AIT-SAM-15          15
AIT-SAM-20          20
AIT-SAM-22          22
-----------------------------------------------------------------------------------------------------------------------------------
AIT-SAM-30          30
AIT-SAM-40          40
AIT-SAM-42          42
AIT-SAM-63          63
-----------------------------------------------------------------------------------------------------------------------------------
AIT-SAM-84          84
AIT-SAM-126        126
AIT-SAM-180        180
AIT-SAM-360        360
-----------------------------------------------------------------------------------------------------------------------------------
AIT-SAM-1400     1,400
AIT-SAM-1440     1,440
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR DLT

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
-----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-5              5
D-SAM-7              7
D-SAM-8              8
D-SAM-10            10
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-14            14
D-SAM-15            15
D-SAM-16            16
D-SAM-18            18
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-20            20
D-SAM-24            24
D-SAM-25            25
D-SAM-28            28
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-30            30
D-SAM-40            40
D-SAM-48            48
D-SAM-50            50
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-52            52
D-SAM-58            58
D-SAM-60            60
D-SAM-68            68
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-70            70
D-SAM-80            80
D-SAM-88            88
D-SAM-90            90
D-SAM-100          100
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR DLT CONTINUED...

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
-----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-118          118
D-SAM-158          158
D-SAM-176          176
D-SAM-200          200
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-250          250
D-SAM-252          252
D-SAM-264          264
D-SAM-300          300
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-326          326
D-SAM-350          350
D-SAM-360          360
D-SAM-368          368
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-400          400
D-SAM-420          420
D-SAM-480          480
D-SAM-494          494
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-500          500
D-SAM-504          504
D-SAM-540          540
D-SAM-578          578
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-588          588
D-SAM-600          600
D-SAM-700          700
D-SAM-727          727
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-788          788
D-SAM-800          800
D-SAM-900          900
D-SAM-949          949
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-1000       1,000
D-SAM-1200       1,200
D-SAM-1400       1,400
D-SAM-1440       1,440
D-SAM-1600       1,600
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-1800       1,800
D-SAM-2000       2,000
D-SAM-3000       3,000
D-SAM-3840       3,840
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-4000       4,000
D-SAM-4800       4,800
D-SAM-5000       5,000
D-SAM-5760       5,760
D-SAM-6000       6,000
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THESE SECTIONS HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THESE SECTIONS WITH THE PORTIONS INTACT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR DST

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
-----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-1S           1
DST-SAM-7S           7
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-1M           1
DST-SAM-7M           7
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-1L           1
DST-SAM-7L           7
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-76          76
DST-SAM-116        116
DST-SAM-156        156
DST-SAM-196        196
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-236        236
DST-SAM-256        256
DST-SAM-276        276
DST-SAM-316        316
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-356        356
DST-SAM-396        396
DST-SAM-436        436
DST-SAM-476        476
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-516        516
DST-SAM-556        556
DST-SAM-596        596
DST-SAM-636        636
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-676        676
DST-SAM-716        716
DST-SAM-756        756
DST-SAM-796        796
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-816        816
DST-SAM-836        836
DST-SAM-876        876
DST-SAM-916        916
-----------------------------------------------------------------------------------------------------------------------------------
DST-SAM-956        956
DST-SAM-996        996
DST-SAM-1036     1,036
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR DTF

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-5            5
DTF-SAM-9            9
DTF-SAM-10          10
DTF-SAM-15          15
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-20          20
DTF-SAM-25          25
DTF-SAM-30          30
DTF-SAM-35          35
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-40          40
DTF-SAM-50          50
DTF-SAM-60          60
DTF-SAM-70          70
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-80          80
DTF-SAM-90          90
DTF-SAM-100        100
DTF-SAM-130        130
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-150        150
DTF-SAM-200        200
DTF-SAM-250        250
DTF-SAM-300        300
-----------------------------------------------------------------------------------------------------------------------------------
DFT-SAM-310        310
DTF-SAM-350        350
DTF-SAM-400        400
DTF-SAM-490        490
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-500        500
DTF-SAM-600        600
DTF-SAM-670        670
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-700        700
DTF-SAM-800        800
DFT-SAM-850        850
DTF-SAM-900        900
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-1000     1,000
DTF-SAM-1030     1,030
DTF-SAM-1200     1,200
DTF-SAM-1210     1,210
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-1390     1,390
DTF-SAM-1400     1,400
DTF-SAM-1570     1,570
DTF-SAM-1600     1,600
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-1750     1,750
DTF-SAM-1800     1,800
DTF-SAM-1930     1,930
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THESE SECTIONS HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THESE SECTIONS WITH THE PORTIONS INTACT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR DTF CONTINUES...

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-2000     2,000
DTF-SAM-2110     2,110
DTF-SAM-2290     2,290
DTF-SAM-2470     2,470
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-2500     2,500
DTF-SAM-2650     2,650
DTF-SAM-2830     2,830
DTF-SAM-3000     3,000
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-3010     3,010
DTF-SAM-3190     3,190
DTF-SAM-3370     3,370
DTF-SAM-3500     3,500
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-3550     3,550
DTF-SAM-3730     3,730
DTF-SAM-3910     3,910
DTF-SAM-4000     4,000
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-4090     4,090
DTF-SAM-4270     4,270
DTF-SAM-4450     4,450
DTF-SAM-4630     4,630
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-4810     4,810
DTF-SAM-4990     4,990
DTF-SAM-5000     5,000
DTF-SAM-5170     5,170
-----------------------------------------------------------------------------------------------------------------------------------
DTF-SAM-6000     6,000
DTF-SAM-7000     7,000
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR MO (MAGNETO-OPTICAL)

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-16           16
MO-SAM-20           20
MO-SAM-32           32
MO-SAM-40           40
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-50           50
MO-SAM-52           52
MO-SAM-64           64
MO-SAM-76           76
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-100         100
MO-SAM-104         104
MO-SAM-120         120
MO-SAM-126         126
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-128         128
MO-SAM-144         144
MO-SAM-156         156
MO-SAM-170         170
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-200         200
MO-SAM-202         202
MO-SAM-207         207
MO-SAM-238         238
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-247         247
MO-SAM-257         257
MO-SAM-258         258
MO-SAM-260         260
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-290         290
MO-SAM-300         300
MO-SAM-340         340
MO-SAM-400         400
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-457         457
MO-SAM-500         500
MO-SAM-517         517
MO-SAM-527         527
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-914         914
MO-SAM-1000      1,000
MO-SAM-1054      1,054
-----------------------------------------------------------------------------------------------------------------------------------
MO-SAM-2000      2,000
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR MAGSTAR - 3494

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
M-SAM-140          140
M-SAM-160          160
M-SAM-210          210
M-SAM-300          300
-----------------------------------------------------------------------------------------------------------------------------------
M-SAM-540          540
M-SAM-880          880
M-SAM-1215       1,215
M-SAM-1550       1,550
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]




SAM-FS FOR MAGSTARMP

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
MP-SAM-20           20
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR SD-3

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
SD-SAM-100         100
SD-SAM-200         200
SD-SAM-300         300
SD-SAM-400         400
-----------------------------------------------------------------------------------------------------------------------------------
SD-SAM-520         504
SD-SAM-740         727
SD-SAM-960         949
SD-SAM-1000      1,000
-----------------------------------------------------------------------------------------------------------------------------------
SD-SAM-2000      2,000
SD-SAM-3000      3,000
SD-SAM-4000      4,000
SD-SAM-5000      5,000
SD-SAM-6000      6,000
-----------------------------------------------------------------------------------------------------------------------------------


[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]




SAM-FS FOR 8MM

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
8mm-SAM-40          40
-----------------------------------------------------------------------------------------------------------------------------------


[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

SAM-FS FOR 3480, 3490, 3490E

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
G-SAM-50            50
G-SAM-100          100
G-SAM-150          150
G-SAM-200          200
-----------------------------------------------------------------------------------------------------------------------------------
G-SAM-250          250
G-SAM-252          252
G-SAM-300          300
G-SAM-326          326
-----------------------------------------------------------------------------------------------------------------------------------
G-SAM-400          400
G-SAM-420          420
G-SAM-494          494
G-SAM-500          500
-----------------------------------------------------------------------------------------------------------------------------------
G-SAM-504          504
G-SAM-588          588
G-SAM-600          600
G-SAM-700          700
-----------------------------------------------------------------------------------------------------------------------------------
G-SAM-727          727
G-SAM-800          800
G-SAM-900          900
G-SAM-1000       1,000
-----------------------------------------------------------------------------------------------------------------------------------
G-SAM-1500       1,500
G-SAM-2000       2,000
G-SAM-2500       2,500
G-SAM-3000       3,000
-----------------------------------------------------------------------------------------------------------------------------------
G-SAM-3500       3,500
G-SAM-4000       4,000
G-SAM-5000       5,000
G-SAM-6000       6,000
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SAM-FS FOR STORAGETEK 9840

                                  ANNUAL SOFTWARE MAINTENANCE                    ADDITIONAL LICENSE
              ---------------------------------------------------------------------------------------------------------------------
                 SLOTS   SOFTWARE        5x8        5x24        7x24         FAIL        ADD'L         DUAL           SLOT UPGRADE
                 COUNT    LICENSE        ---        ----        ----         OVER     LICENSE*    LICENSE**  (REFER TO PRICE GUIDE)
----------------------------------------------------------------------------------------------------------------------------------
PART NUMBER                        SM-DSAM-X   MP-DSAM-X   PM-DSAM-X  FO-__-SAM-X  AL-__-SAM-X  DL-__-SAM-X             SU-__-SAM-X
-----------------------------------------------------------------------------------------------------------------------------------
S-SAM-100          100
S-SAM-252          252
S-SAM-326          326
S-SAM-420          420
-----------------------------------------------------------------------------------------------------------------------------------
S-SAM-494          494
S-SAM-500          500
S-SAM-588          588
S-SAM-1000       1,000
-----------------------------------------------------------------------------------------------------------------------------------
D-SAM-2000       2,000
-----------------------------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

OTHER LSC PRODUCTS AND SERVICES

QFS

                                        ANNUAL SOFTWARE MAINTENANCE
                             -------------------------------------------------------------
                             -------------------------------------------------------------
                               SOFTWARE           5x8             5x24           7x24
                                LICENSE      STANDARD       MAINT-PLUS        PREMIUM
------------------------------------------------------------------------------------------
PART NUMBER                                  SM-QFS-X         MP-QFS-X        PM-QFS-X
------------------------------------------------------------------------------------------
QFS-E10000*
QFS-E6500/6000*
QFS-E5500/5000*
QFS-E4500>*
------------------------------------------------------------------------------------------

* SUN SERVER MODEL


[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



SAM-REMOTE

                                        ANNUAL SOFTWARE MAINTENANCE                   ADDITIONAL LICENSE
                             -----------------------------------------------------------------------------------
                               SOFTWARE         5x8           5x24          7x24                   ADD'L
                                LICENSE    STANDARD     MAINT-PLUS       PREMIUM                LICENSE*
----------------------------------------------------------------------------------------------------------------
PART NUMBER                                SM-SAM-R       MP-SAM-R      PM-SAM-R                AL-SAM-R
----------------------------------------------------------------------------------------------------------------
SAM-R1
----------------------------------------------------------------------------------------------------------------


[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


SAM-MIGRATION TOOLKIT *

                                        ANNUAL SOFTWARE MAINTENANCE                   ADDITIONAL LICENSE
                             -----------------------------------------------------------------------------------
                               SOFTWARE         5x8           5x24          7x24                   ADD'L
                                LICENSE    STANDARD     MAINT-PLUS       PREMIUM                LICENSE*
----------------------------------------------------------------------------------------------------------------
PART NUMBER                                SM-SAM-R       MP-SAM-R      PM-SAM-R                AL-SAM-R
----------------------------------------------------------------------------------------------------------------
SAM-MTK
----------------------------------------------------------------------------------------------------------------

* THE MIGRATION TOOLKIT IS NOT A CONVERSION TOOL. USE OF THE MIGRATION TOOLKIT REQUIRES A COMPANION APPLICATION IN ORDER TO ACCESS NON-SAM-FS DATA.

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 RELEASE 3.X.X

TRAINING, CONSULTING AND DOCUMENTATION

                                                                                                           LIST
----------------------------------------------------------------------------------------------------------------
PART NUMBER         DESCRIPTION
----------------------------------------------------------------------------------------------------------------
TRNG-LSC            Two-day training class at LSC (per student)
TRNG-USA            Two-day training class at customer site - USA (per class)            plus travel & expenses
----------------------------------------------------------------------------------------------------------------
CONS-2              Consulting services - level 2 (per hour, 4-hour minimum)             plus travel & expenses
CONS-1              Consulting services - level 1 (per hour, 4-hour minimum)             plus travel & expenses
----------------------------------------------------------------------------------------------------------------
MD-SAMF1            SAM-FS Media/Documentation Kit (with license purchase)
AG-SAMF1            SAM-FS Administration Guide (without license purchase)
----------------------------------------------------------------------------------------------------------------


[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


PRODUCT INSTALLATION

                                                                                                           LIST
----------------------------------------------------------------------------------------------------------------
PART NUMBER         DESCRIPTION
----------------------------------------------------------------------------------------------------------------
SAM-INSTA           SAM-FS Installation - network versions                               plus travel & expenses
SAM-INSTB           SAM-FS Installation - SCSI versions                                  plus travel & expenses
----------------------------------------------------------------------------------------------------------------
QFS-INST            QFS Installation
----------------------------------------------------------------------------------------------------------------
SAMQ-INSTA          SAM-QFS Installation - network versions
SAMQ-INSTB          SAM-QFS Installation - SCSI versions
----------------------------------------------------------------------------------------------------------------
SAMR-INST           SAM-REMOTE Installation
----------------------------------------------------------------------------------------------------------------

[A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

    LIBRARY COMPATABILITY/ CROSS REFERENCE GUIDE

AIT LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity   slots          interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
SPECTRALOGIC       Spectra 2000       A         AIT 1          AIT          25GB native     15, 30          SCSI-2         AIT-SAM-X
                   Spectra 10000      A         AIT 1          AIT          25GB native     20, 40          Fibre-Channel  AIT-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
QUALSTAR           4210, 4210A, 4220  A         AIT 1          AIT          25GB native     12, 22          SCSI-2         AIT-SAM-X
   TLS 4000 series 4420, 4440, 4480   A         AIT 1          AIT          25GB native     42, 84          SCSI-2         AIT-SAM-X
                   4660, 46120        A         AIT 1          AIT          25GB native     63, 126         SCSI-2         AIT-SAM-X
                   412180, 412360     A         AIT 1          AIT          25GB native     180, 360        SCSI-2         AIT-SAM-X
------------------------------------------------------------------------------------------------------------------------------------

DLT LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
ADIC               Scalar 224         B         DLT4000        DLT          20GB native     24              SCSI-2         D-SAM-X
                                      B         DLT7000        DLT          35GB native     24              SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   Scalar 448         B         DLT4000        DLT          20GB native     48              SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     48              SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   Scalar458          B         DLT4000        DLT          20GB native     48              SCSI-2         D-SAM-X
                                      B         DLT7000        DLT          35GB native     48              SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   Scalar 1000 (base) B         DLT7000        DLT          35GB native     118-788         SCSI-3         D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
ASACA              AD-15              A         DLT4000        DLT          20GB native     15              SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     15              SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   AD-28              A         DLT4000        DLT          20GB native     28              SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     28              SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   AD-60              A         DLT4000        DLT          20GB native     60              SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     60              SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   AD-360             A         DLT4000        DLT          20GB native     360             SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     360             SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   AD-900             B         DLT4000        DLT          20GB native     900             SCSI-2         D-SAM-X
                                      B         DLT7000        DLT          35GB native     900             SCSI-2         D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
ATL                L200               B         DLT4000        DLT          20GB native     8               SCSI-2         D-SAM-X
                                      B         DLT7000        DLT          35GB native     8               SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   L500               A         DLT7000        DLT          35GB native     14              SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   P1000 Series       A         DLT4000        DLT          20GB native     16, 30          SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     16, 30          SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   520 Series         A         DLT4000        DLT          20GB native     28-52           SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     28-52           SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   2640 Series        A         DLT4000        DLT          20GB native     88,176, 264     SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     88,176, 264     SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   7100 Series        A         DLT4000        DLT          20GB native     68, 100         SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     68, 100         SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   P3000 Series       A         DLT4000        DLT          20GB native     326             SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     326             SCSI-2         D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
BREECE HILL        Q7 Series          B         DLT4000        DLT          20GB native     28              SCSI-2         D-SAM-X
                                      B         DLT7000        DLT          35GB native     28              SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   Q47 Series         A         DLT4000        DLT          20GB native     60              SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     60              SCSI-2         D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
EMASSGRAU          AML/S              A         DLT4000        DLT          20GB native     158 to  788     DAS/ACI        D-SAM-X
                                      A         DLT7000        DLT          35GB native     158 to  788     DAS/ACI        D-SAM-X
                   ABBA               A         DLT4000        DLT          20GB native     3840            DAS/ACI        D-SAM-X


                                                                               1


                                      A         DLT7000        DLT          35GB native     3840            DAS/ACI        D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------



















                                                                               2

------------------------------------------------------------------------------------------------------------------------------------
MOUNTAINGATE       D-28               A         DLT4000        DLT          20GB native     28              SCSI-2         D-SAM-X
                   D-60               A         DLT4000        DLT          20GB native     60              SCSI-2         D-SAM-X
                   D-360              A         DLT4000        DLT          20GB native     360             SCSI-2         D-SAM-X
                   D-480              B         DLT4000        DLT          20GB native     480             SCSI-2         D-SAM-X
                   D-900              B         DLT4000        DLT          20GB native     900             SCSI-2         D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
OVERLAND DATA      LXB                A         DLT4000        DLT          20GB native     10              SCSI-2         D-SAM-X
                                      B         DLT7000        DLT          35GB native     10              SCSI-2         D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
QUALSTAR           TLS-6110, 6210     A         DLT4000        DLT          20GB native     10              SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     10              SCSI-2         D-SAM-X
                   TLS-6220           A         DLT4000        DLT          20GB native     20              SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     20              SCSI-2         D-SAM-X
                   TLS-6430           A         DLT4000        DLT          20GB native     30              SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     30              SCSI-2         D-SAM-X
                   TLS-6460           A         DLT4000        DLT          20GB native     60              SCSI-2         D-SAM-X
                                                DLT7000        DLT          35GB native     60              SCSI-2         D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
QUANTUM            4500               B         DLT4000        DLT          20GB native     5               SCSI-2         D-SAM-X
                   4700               B         DLT4000        DLT          20GB native     7               SCSI-2         D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
STORAGETEK         TimberWolf 9730    A         DLT 400        DLT          20GB native     18, 30          SCSI-2         D-SAM-X
                                      A         DLT7000        DLT          35GB native     18, 30          SCSI-2         D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   TimberWolf 9714    A         DLT4000        DLT          20GB native     40, 60, 80, 100 SCSI-2, ASCLS  D-SAM-X
                                      A         DLT7000        DLT          35GB native     40, 60, 80, 100 SCSI-2, ASCLS  D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   TimberWolf 9710    A         DLT4000        DLT          20GB native     252, 420, 588   SCSI-2, ASCLS  D-SAM-X
                                      A         DLT7000        DLT          35GB native     252, 420, 588   SCSI-2, ASCLS  D-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   TimberWolf 9740    A         DLT4000        DLT          20GB native     326, 494        SCSI-2, ASCLS  D-SAM-X
                                      A         DLT7000        DLT          35GB native     326, 494        SCSI-2, ASCLS  D-SAM-X
------------------------------------------------------------------------------------------------------------------------------------

DST  DRIVES & LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
AMPEX              DST 312 drive - DD-2 tape format            DST          50/150/330GB    1               SCSI-2         DST-SAM-1
                   -----------------------------------------------------------------------------------------------------------------
                   DST 412            A         DST 312        DST          50/150/330GB    7               SCSI-2         DST-SAM-7
                   -----------------------------------------------------------------------------------------------------------------
                   DST 712            A         DST 312        DST          50/150/330GB    116             UltraSCSI      DST-SAM-X
                   DST 812            A         DST 312        DST          50/150/330GB    256             SCSI-2         DST-SAM-X
------------------------------------------------------------------------------------------------------------------------------------

DTF  LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
SONY               DMS-B9             A         GY-2120 DFT    DFT          12GB/42GB       9               SCSI-2         DTF-SAM-X
                   DMS-B35            A         GY-2120 DFT    DFT          12GB/42GB       35              SCSI-2         DTF-SAM-X
                   DMS 8400           A         GY-2120 DFT    DFT          12GB/42GB       130-5170        SCSI-2         DTF-SAM-X
------------------------------------------------------------------------------------------------------------------------------------


                                                                               3


MAGNETO-OPTICAL LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
DISC               D150U              A         5.25" MO       MO           5.2GB           120, 170        SCSI-2         MO-SAM-X
                   D245               A         5.25" MO       MO           5.2GB           207, 257        SCSI-2         MO-SAM-X
                   D280U              A         5.25" MO       MO           5.2GB           260, 300        SCSI-2         MO-SAM-X
                   D525               A         5.25" MO       MO           5.2GB           457, 527        SCSI-2         MO-SAM-X
                   D525U              A         5.25" MO       MO           5.2GB           457, 527        SCSI-2         MO-SAM-X
                   D1050              A         5.25" MO       MO           5.2GB           914, 1054       SCSI-2         MO-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
HP                 HP 40fx            A         5.25" MO       MO           2.6GB           16              SCSI           MO-SAM-X
                   HP 80/160/200fx    A         5.25" MO       MO           2.6GB           32, 64, 76      SCSI           MO-SAM-X
                   HP 330/600fx       A         5.25" MO       MO           2.6GB           128, 238        SCSI           MO-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
         SureStore 80ex               A         5.25" MO       MO           5.2GB           16              SCSI-2         MO-SAM-X
         SureStore 160/320/400ex      A         5.25" MO       MO           5.2GB           32, 64, 76      SCSI-2         MO-SAM-X
         SureStore 660/1200ex         A         5.25"MO        MO           5.2GB           128, 238        SCSI-2         MO-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
MAXOPTIX           MX5104             A         5.25" MO       MO           2.6GB           20              SCSI           MO-SAM-X
                   MX5156             A         5.25" MO       MO           2.6GB           32              SCSI           MO-SAM-X
                   MX5258             A         5.25" MO       MO           2.6GB           52              SCSI           MO-SAM-X
                   MX552              A         5.25" MO       MO           2.6GB           52              SCSI           MO-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   MX620              B         5.25" MO       MO           5.2GB           20              SCSI-2         MO-SAM-X
                   MX640              B         5.25" MO       MO           5.2GB           40              SCSI-2         MO-SAM-X
                   MX6126/202/278     B         5.25" MO       MO           5.2GB           126, 202, 278   SCSI-2         MO-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
PLASMON            695 M-Series       A         5.25" MO       MO           2.6GB           20              SCSI           MO-SAM-X
                                      A         5.25" MO       MO           2.6GB           32              SCSI           MO-SAM-X
                                      A         5.25" MO       MO           2.6GB           52              SCSI           MO-SAM-X
                                      A         5.25" MO       MO           2.6GB           104, 156        SCSI           MO-SAM-X
                                      A         5.25" MO       MO           2.6GB           258             SCSI           MO-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   520 M-Series       A         5.25" MO       MO           5.2GB           20              SCSI-2         MO-SAM-X
                                      A         5.25" MO       MO           5.2GB           32              SCSI-2         MO-SAM-X
                                      A         5.25" MO       MO           5.2GB           52              SCSI-2         MO-SAM-X
                                      A         5.25" MO       MO           5.2GB           104, 156        SCSI-2         MO-SAM-X
                                      A         5.25" MO       MO           5.2GB           258             SCSI-2         MO-SAM-X
                   M-500              A         5.25" MO       MO           5.2GB           500             SCSI-2         MO-SAM-X
------------------------------------------------------------------------------------------------------------------------------------


                                                                               4


MAGSTAR DRIVES & LIBRARIES SUPPORTED BY SAM-FS


                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
ASACA              AN-300, AN-540     A         3590           3590         10GB            300, 4080       SCSI           M-SAM-X
------------------------------------------------------------------------------------------------------------------------------------
IBM                 3494 library      A         3590           3590         10GB            160 to 6240     SCSI-2         M-SAM-X
                   3494 library       B         3590E          3590E        20GB            160 to 6240     SCSI-2         M-SAM-X
                    3590E tape drive  A         3590E          3590E        20GB                            SCSI-2         M-SAM-5
------------------------------------------------------------------------------------------------------------------------------------
MOUNTAINGATE       N-300              A         3590           3590         10GB            300             SCSI-2         M-SAM-X
                   N540               A         3590           3590         10GB            540             SCSI-2         M-SAM-X
------------------------------------------------------------------------------------------------------------------------------------

MAGSTAR MP LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
IBM                Magstar MP         A         Magstar MP     Magstar MP   5GB             20              SCSI-2         MP-SAM-X
------------------------------------------------------------------------------------------------------------------------------------

SD-3 LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
STORAGETEK         TimberWolf 9740    A         RedWood SD-3   RedWood SD-3 10, 25, 50GB    326, 494        SCSI-2, ASCLS  SD-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   WolfCreek 9360     A         RedWood SD-3   RedWood SD-3 10, 25, 50      500 to 1000     SCSI-2, ASCLS  SD-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   PowderHorn 9310    A         RedWood SD-3   RedWood SD-3 10, 25, 50      2000 to 6000    SCSI-2, ASCLS  SD-SAM-X
------------------------------------------------------------------------------------------------------------------------------------

8MM LIBRARIES SUPPORTED BY SAM-FS


                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
SPECTRALOGIC       Spectra 9000       A         8mm            8mm                          40              SCSI           8mm-SAM-X
------------------------------------------------------------------------------------------------------------------------------------

3480, 3490, 3490E LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
STORAGETEK         TimberWolf 9710    A         TwinPeaks 4890 34XX         200MB/800MB     252, 420, 588   SCSI-2, ASCLS  G-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   TimberWolf 9740    A         Timberline 949 34XX         200MB/800MB     326, 494        SCSI-2, ASCLS  G-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   WolfCreek 9360     A         Timberline 949 34XX         200MB/800MB     500 to 1000     SCSI-2, ASCLS  G-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   PowderHorn 9310    A         Timberline 949 34XX         200MB/800MB     2000 to 6000    SCSI-2, ASCLS  G-SAM-X
------------------------------------------------------------------------------------------------------------------------------------

9840 LIBRARIES SUPPORTED BY SAM-FS

                                                                                                                           SAM-FS
Vendor             Device             Support   Drive Type     Media Type   Media Capacity  Slots           interface      Reference
------------------------------------------------------------------------------------------------------------------------------------
STORAGETEK         TimberWolf 9710    A         9840           9840         20GB            252, 420, 588   SCSI-2, ASCLS  S-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   TimberWolf 9740    A         9840           9840         20GB            326, 494        SCSI-2, ASCLS  S-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   WolfCreek 9360     A         9840           9840         20GB            500 to 1000     SCSI-2, ASCLS  S-SAM-X
                   -----------------------------------------------------------------------------------------------------------------
                   PowderHorn 9310    A         9840           9840         20GB            2000 to 6000    SCSI-2, ASCLS  S-SAM-X
------------------------------------------------------------------------------------------------------------------------------------


                                                                              5